UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 9, 2004

FMC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16489	36-4412642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1803 Gears Road, Houston, TX 77067

(Address of principal executive offices) (Zip Code)

(281) 591-4000

Registrant’s telephone number,

including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 9, 2004, FMC Technologies, Inc. issued a press release announcing the webcast of presentations to be given by Joseph H. Netherland, Chairman, President and Chief Executive Officer, and William H. Schumann, III, Senior Vice President, Chief Financial Officer and Treasurer, at the Friedman Billings Ramsey 11th Annual Investor Conference in New York on Tuesday, November 30, 2004, at 2:10 PM E.S.T. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Regulation FD Disclosure.

(c) Exhibits:

99.1 Press release issued by FMC Technologies, Inc. dated November 9, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC TECHNOLOGIES, INC.

By:	/s/ William H. Schumann, III
William H. Schumann, III
Senior Vice President, Chief Financial
Officer and Treasurer

Date: November 9, 2004